Exhibit 10.2

                NPA                                    [GRAPHIC  OMITTED]
NONAPPROPRIATED FUND PURCHASING AGREEMENT
                                                  AIR FORCE NONAPPROPRIATED FUND
                                                       PURCHASING OFFICE
                                                  9504 IH 35 NORTH, SUITE 370
                                                      SAN ANTONIO, TX 78233

================================================================================
--------------------------------------------------------------------------------

CONTRACT NUMBER: F41999-96-D-6183                 CONTACT POINT: MICK RYAN
                                                  NiteLife,  Inc,
                                                  16055 Space  enter Blvd,, #230
                                                  Houston,  TX,  77062
Contractor  Name  &  Address:                     Tel,  281-486-5899
     NiteLife,  Inc,                              Fax  281-486-6155
     16055  Space  Center  Blvd,,  #230           E-mail:  mixemail@juno.com
     Houston,  TX.  77062
     Tel,  281-486-5899
     Fax  281-486-6155
     E-mail:  mixemail@juno.com

Description of Agreement: The contractor shall furnish sound equipment and Disc Jockey service as described in the attached listing dated 14 June 1996. This is for use by the Government Nonappropriated Fund Instrumentalities (NAFIs) or other Government ordering agency. Orders may be placed against this agreement with NiteLife Entertainment from 14 June 1996 through 13 June 1998. This encompasses existing entertainment services provided by NiteLife Entertainment under F41999-93-D-6161.

     PROMPT PAYMENT: Net Bi-Monthly (twice per month)
     DELIVERY: 60 days ARO
     FOB: Origin
     PRICE DISCOUNT: Net
     MINIMUM ORDER: 1040 entertainment hours per year


/s/ Charles E. Eller
CHARLES  E.  ELLER                                2 Atch:
Contracting  Officer                              Description  of  Agreement
                                                  NiteLife  optional  promotions

--------------------------------------------------------------------------------
================================================================================

                                              NiteLife Entertainment Page 1 of 6
1.  June  14,  1996  Attachment  I  to  F41999-96-D-6183

2. This Nonappropriated Fund Purchasing Agreement shall encompass current obligations under F41999-93-D-6161 as per the terms and conditions listed in F41999-93-D-6161 until such time as delivery orders issued against that contract are completed or expire.

3.  For  CON-US  NiteLife  agreements,  the  following  shall  apply.
     A. NiteLife shall provide all labor, materials, equipment, and disc jockey personnel, and install and provide maintenance for audio and video equipment at the NAM location. The equipment provided shall be, sufficient to provide the required services, as typified by the following:
     Enlisted  Club
     1)     12 Fisher 26" Television Monitors
     2)     12 Lucassey Wall Mounts
     3)     2  5" B&W  Television Monitors in the DJ Booth 4) 1 RF Amplifier
     5)     2 Hi-Fi Video Cassette Recorders with Jog Shuttle
     6)     1 Denon Dual CD Player
     7)     1 Philco Switcher
     8)     1 Stanton HM 900 Mixer
     9)     2 Little Lights w/18" Gooseneck with High Intensity Kits 10)
     10)    1 Shure Microphone
     11)    1  18"  Gooseneck  with  Flange
     12)    4  15"  3-Way  Speakers
     13)    2 Bass Bins
     14)    2  QSC 1300 Amplifier
     15)    1 Stanton Headphone
     16)    1 Custom Built Lockable Video Storage Cabinet
     17)    20 Hours Ambient Video Library
     18)    60 Hours Music Video Library
     19)    All necessary cable leads and connectors

NiteLife reserves the right to substitute comparable equipment

     B.  Officer's  Club:
     1)     6  Fisher  26"  Television  Monitors
     2)     6  Lucassey  Wall  Mounts
     3)     2  5"  B&W  Television Monitors in the DJ Booth 4)1 RF Amplifier
     5)     2  Hi-Fi  Video  Cassette  Recorders  with  Jog  Shuttle
     6)     1  Denon  Dual  CD  Player
     7)     1  Philco  Switcher
     8)     1  Stanton  HM  900  Mixer
     9)     2  Little Lights w/ 18" Gooseneck with High Intensity Kits 10)
     10)    1  Shure  Microphone

     11)     1  18"  Gooseneck  with  Flange
     12)     2  15"  3-Way  Speakers
     13)     1  QSC  1300  Amplifier
     14)     1  Stanton  Headphone
     15)     1  Custom  Built  Lockable  Video  Storage  Cabinet
     16)     1  Lockable  Rollaway  DJ/VJ  Booth
     17)     20  Hours  Ambient  Video  Library
     18)     60  Hours  Music  Video  Library
     19)     All  necessary  cable  leads  and  connectors

NiteLife  reserves  the  right  to  substitute  comparable  equipment.
NiteLife shall provide all items at no additional cost to NAFI except as otherwise listed under NAFI furnished items. System(s) updates shall be accomplished when both NiteLife and NAFI determine updated or additional equipment is needed; costs of such agreed updates shall be negotiated between NiteLife and the Contracting Officer prior to implementation.

C.  DJ/VJ Booth.  NiteLife  will  build  one  DJ/VJ  booth  to  the  NAFI's
    -----------
specifications. A minimum of 6' by 8' space is required to support the booth. NiteLife will finish the booth in a combination of paint and stain. The NAFI is encouraged to provide exterior finish materials for the booths selected to complement existing room decor. The booth appearance and presentation will improve performance and atmosphere of the club while making the DJ/VJ more accessible to patrons.

D.  Recorded Materials.  NiteLife agrees to provide all compact discs, records,
    -------------------
music videos and ambient videos necessary for play during performance hours. The libraries will be updated with three new tapes monthly. These videos are compiled to NiteLife specifications through ET/Videolink of California.NiteLife acknowledges and agrees the NAFI has total control over all music formats or types of music to be played in the club facility. The NAFI reserves the right to ban or exclude any specific songs or music from performance within the club.

E.  Minimum  Performance Hours  The NAFI agrees to contract NiteLife personnel
    --------------------------
for no less than twenty hours per week of audio /visual and related entertainment for a period of one year. NiteLife agrees to waive this minimum for other scheduled "Special Entertainment" not to exceed two nights per month and with a minimum of seven days advance notice of schedule change.

F.  Schedule Variance  The NAFI has the right to schedule its minimum number of
    -----------------
weekly hours at any time or for any length deemed advantageous to its business interests. NiteLife requests, however, that no single performance be less than three hours in duration. NiteLife personnel will accommodate any request for additional performance hours above the minimum, but requests that the NAFI give a reasonable amount of advance notice of additional requirements.

G.  NiteLife Disc Jockey Personnel NiteLife shall provide disc jockey personnel
    ------------------------------
to furnish audio/video entertainment for the Clubs for the Schedule hours consisting of a variety of videos, dance, and hot hits. Oldie and Country Libraries shall be available for specialty nights. If entertainment is required beyond the scheduled hours and both parties are in mutual agreement, the NAFI will pay for each additional 1/2 hour of performance, a sum equal fo 1/2 the hourly rate which will be invoiced by NiteLife and paid the next pay period.

All NiteLife personnel shall dress and conduct themselves in a proper and acceptable manner and shall observe the rules and regulations of each NAFI location. The Contracting Officer or designated representatives shall direct the removal or have NiteLife remove from the premises, any NiteLife employee who endangers persons or property; commits acts of immoral or illegal conduct; or is inebriated or in possession of, or under the influence of narcotics, marijuana, stimulants, depressants, alcohol, or any other controlled substance in violation of Federal, State or Military Law; or in any way violates the provisions of this contract. Any violation may constitute a Deficiency in Performance, as defined below.

NiteLife acknowledges that all NiteLife personnel are subject to the approval of the NAFI. Any DJ/VJ may be changed, terminated or adjusted upon request. NiteLife will make every effort to make requested changes expeditiously, within twenty-four (24) hours, unless otherwise agreed.

H.  Limitations on Use of NiteLife Equipment.  The  NAFI  agrees to allow and
    ----------------------------------------
contract only NiteLife personnel to operate NiteLife equipment for music/ dancing performances NiteLife agrees to train authorized club management and supervisory personnel in the operation of equipment for the purpose of displaying television broadcasts or other video playback and/or broadcasting background music during NiteLife non-scheduled hours. NiteLife agrees to provide stipulated NAFI personnel with full access to NiteLife equipment for these stipulated purposes.

I.  Damages.  NiteLife  releases  the  NAFI from any responsibility or liability
    -------
for damages to NiteLife equipment during normal usage or while stored in the club except for vandalism, fire or theft. If equipment is damaged or destroyed due to vandalism, fire or theft, the NAFI agrees to reimburse NiteLife for the replacement of the lost or damaged equipment.

J.  Equipment Security.  NiteLife equipment will be configured in such a manner
    -------------------
as to be fully lockable and will provide necessary locks. A key will be provided to the NAFI for access to equipment for authorized purposes as stipulated above. The NAM will not be responsible for loss of NiteLife owned items that are unsecured.

K.  Payment for Services Rendered.  The  NAM  agrees  to pay NiteLife for DJ/VJ
    -----------------------------
services for a twelve month period, commencing on the first agreed upon performance date, at the rate of $35.00 per hour. NiteLife will invoice the NAM for services rendered on a semi-monthly basis (first through fifteenth and sixteenth through end of month).

L.  Private Parties.  NiteLife agrees to  provide  entertainment  services  for
    ---------------
private parties contracted by the NAFI. The NAFI agrees to provide NiteLife with a minimum of seven days notice prior to any scheduled private party event. NiteLife will place no restriction upon the NAFI as to what fees the NAFI may charge its patrons for privately contracted party entertainment. Such service is not within the scope of NiteLife's AFNAF contract and therefore, is provided at a premium hourly fee. If the NAFI uses this service, the NAFI will pay NiteLife a premium hourly rate of $50.00 per hour.

M.  Mobile Entertainment.  Requests for use of mobile entertainment system will
    ---------------------
be done on a case by case basis. NiteLife shall furnish equipment, music and personnel to perform such shows with advance notice of 72 hours from NAFI manager.

N.  Partnership.  NiteLife and the  NAFI  acknowledge  and  agree  that  mutual
    ------------
cooperation is essential to the success of this Agreement. The NAFI agrees to provide NiteLife personnel with advance notice of all scheduled club events or special offerings to facilitate the promotion of these events by NiteLife personnel. NiteLife agrees to work diligently with the NAFI to develop and promote special events and programs to attract additional patrons and enhance their experience within the club. All parties acknowledge that this Agreement shall be viewed as a partnership in achieving the success of the club operation.

O.  Installation  and  Maintenance.
    -------------------------------
     1. The NAFI agrees to provide round-trip air transportation and lodging for the installation crew based upon actual costs. NiteLife will maintain all equipment throughout the length of the agreement at no cost to the NAFI. The NAFI agrees to provide a certified licensed electrician at a rate of $1,200.00 per week if requested by the NAFI.
The NAFI agrees that any and all required pre-installation electrical work will be completed prior to the scheduled date of installation. The NAFI will ensure NiteLife installation crew has full access to all work areas and sufficient electrical outlets, utilitites, (heating, cooling, electricity) during the scheduled installation period, and during the performance period unless otherwise pre-determined. The NAFI will furnish emergency and routine fire protection services and fire hazard inspections. NiteLife shall take adequate precautions to prevent fire hazards.

The NAFI agrees to provide all necessary electrical materials for required outlets and electical load for NiteLife installed equipment.
Installation  dates  will  be  agreed  upon  by  the  NAFI  and  NiteLife.

     2. NiteLife shall conserve all furnished utilities in accordance with established local policies. NiteLife shall maintain the equipment throughout the performance period of the contract at no additional cost to the NAFI. Breakdowns or failures that would prevent a performance shall be repaired immediately. Routine failures shall be repaired within seven days.

P.  Lodging and Transportation: The NAFI agrees to provide on-base lodging or to
    ---------------------------
pay directly for off-base commercial lodging for NiteLife installation crew while performing all required work. The NAFI will provide a vehicle for the sole use of the installation crew while performing all required work.

Any  driving  crew  member  will  possess  a  current  valid  drivers license. 5

Q.  Additional Equipment.  If the NAFI elects to purchase and install additional
    ---------------------
lighting equipment, Nitelife will install at no cost if installation is concurrent with installation of NiteLife contract sound and video equipment. NiteLife agrees to install and maintain all purchased equipment at no cost to the NAFI. The NAFI will provide all replacement light bulbs and fog juice for routine maintenance.

R.  Promotions.  Promotions  are  available at no charge as listed in NiteLife's
    -----------
"Entertainment Handbook". Other promotions can be scheduled at costs as per the attached.


DEFICIENCIES  IN  PERFORMANCE
-----------------------------
     A. In the event the services are not performed in conformance with the required requirements of this contract, the Contracting Officer or designated representative shall require NiteLife to immediately take all necessary steps to correct the deficiency. The contract price may be reduced to reflect the reduced value of the service performed. In the event of non-performance under this contrat, NiteLife shall be terminated for default and no payment under this contract will be due or paid.

CANCELLATIONS
-------------
     A. NiteLife shall notify the Contracting Officer or Technical Representative immediately of any cancellation, or potential cancellation, and make a reasonable effort to obtain substitute entertainment which is equal or better. All such cancellations must be in writing and must provide just cause for non-performance and must prove satisfactory to the Contracting Officer or the conditions of the Liquidated Damages or Deficiency in Performance clauses shall apply.

     B. NiteLife has one and one half hours to respond to a no show of a scheduled performance. The NAFI will notify NiteLife immediately when there is a no show. Failure to perform following notification by the NAM of a no show consitutes a Deficiency of Performance as defined below.

     C. The Contracting Officer's Technical Representative will notify NiteLife at least 72 hours in advance of a given performance, if the NAFI is canceling the performance,

BUY  OUT  CLAUSE
----------------
     A. If after the first year of services the NAFI desires not to renew the contract, NiteLife may offer to sell installed equipment to the NAFI at wholesale prices, less depreciation. The final total price shall be as negotiated between NiteLife and Contracting Officer. The NAFI is not obligated to purchase the installed equipment, or in the event the parties should fail to agree upon an acceptable price for such equipment, the installed equipment shall be removed from the premises at the expense of NiteLife and at no cost to the NAFI.

                                     OCONUS

1.  OCONUS  In addition to the above, any OCONUS NAFI location also agrees to
    ------
the following:

     A.  Area Talent Coordinator Privileges.  The NAFI will give full privileges
         -----------------------------------
to the Area Talent Coordinator (ATC). The NAFI will give the ATC a rating or equivalent of GS-11. The ATC will comply with all the requirements for a NAF employee with those priveleges.

     B. Payment.  The NAFI will pay NiteLife for DJ/VU services for a twelve
        -------
month period, commencing on the first agreed upon performance date, at the rate of $38.00 per hour for the first entertainment year. The second entertainment year shall be billed at $37.00 per year. The third entertainment year shall be billed at $36.00 per year. The fourth entertainment year shall be billed at $35.00 per year. The NAFI will pay a premium rate of $55_00 per hour for contracted private parties. NiteLife will invoice the NAFI for services rendered on a semi-monthly basis (first through fifteenth and sixteenth through end of month).

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              1  |  3
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  02
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    06/08/98
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD, SUITE 230
    HOUSTON  TX  77062


    MICK RYAN  (281) 486-5899

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CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
| X |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
           MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

SEE ATTACHED DESCRIPTION OF MODIFICATION




Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      Robert N. Carroll   Vice President
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Robert N. Carroll
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      8 MAY 98
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

                                                                     Page 2 of 3
Contract  F41999-96-D-6183
Modification 02


Description of Modification:

A. In accordance with the latest Status of Forces Agreement (SOFA) in the country of Germany, (signed by U.S. Ambassador to Germany and German Foreign State Secretary on 17 March 1998) all ID cards issued to contractor's or their dependents will be returned and base privileges terminated, not later than 31 December 1998.

B. Effective 10 July 1997, "Assignment of Claims", or payment under this agreement is to be made to:

Bayshore  National  Bank  of  LaPorte
P.O.  Box  1605
LaPorte,  TX  77572-1605

This  supersedes  any  previous  Assignment  of  Claims.

C.  Point  of Contact for NiteLife should now read:   Mick Ryan in lieu of Larry
Kelly.

D.  NiteLife Entertainment contract attachment 1, Page 4, Paragraph O, entitled:
Installation and Maintenance. Last sentence is changed to read: "The NAFI agrees to provide a certified licensed electrician at a rate of $2000.00 per week if requested by the NAFI."

E. NiteLife Entertainment contract attachment 1, Page 1, Paragraph A and B, Enlisted Club and Officer's Club equipment is changed to the following:

8     PC5525  Fisher  25"  Television  Monitors
8     1721  SBW  Lucassey  Ceiling  Mounts/Wall  Mounts
2     5"  B  &  W  Television  Monitors  in  the  DJ  Booth
1     Cable  Tech  Digital  Modulator
2     SLV-775HF  Sony Stereo HI-Fl VCR with Jog Shuttle
1     DN-2000FMKII Denon Dual CD  Player
1     Pelco  Switcher
1     PMC-40  Vestex  Mixer
1     MX-22  Rane  Crossover
1     MC-22  Rane  Stereo  Compressor/Limiter
1     MQ-302  Rane  30  Band  Graphic  Equalizer
2     Little  Lights  w/1  18"  Gooseneck  with  High  Intensity  Kits
1     MC101  Electronic  Resource  Microphone
1     HE115  Electronic  Resource  Headphones

2     Vestex  Turntables/cartridges/needles
1     18"  Gooseneck with Flange
4     JBL 4655 15" 2-way speakers
2     B-52  18"  Pro sub woofers
2     JBL  MPX-600  Amplifiers
1     Custom Built Lockable Video Storage Cabinet
1     Custom Built DJ/VJ Lockable Booth
20    Hours Ambient Video Library
60    Hours Music Video Library
      All necessary cable leads and connectors
      All connections necessary to tie into existing club equipment

"NiteLife reserves the right to substitute comparable equipment"

F. Contract is hereby extended through 13 June 1999.

All other terms and conditions remain unchanged.

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                                 |
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  03
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    10/16/98
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                      --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD, SUITE 230
    HOUSTON  TX  77062


    MICK RYAN  (281) 486-5899

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [X]  IS NOT,  [ ] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN      COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

EFFECTIVE 16 OCTOBER 1998, "ASSIGNMENT OF CLAIMS", OR PAYMENT UNDER THIS AGREEMENT IS TO BE MADE TO:

STRATEGIC FINANCE, INC.
4265 SAN FELIPE, SUITE 450
HOUSTON TX  77024

THIS SUPERSEDES ANY PREVIOUS ASSIGNMENT OF CLAIMS.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      James D. Butcher    CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James D. Butcher
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      28 OCT 98
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      10/26/98
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                                 |
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  04
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    10/28/98
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD, SUITE 230
    HOUSTON  TX  77062


    MICK RYAN  (281) 486-5899

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
| X |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
|   |      MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSUED TO INCLUDE PROVISION FOR AREA TALENT COORDINATOR/TECHNICIAN PRIVILEGES FOR OCONUS FACILITIES AS FOLLOWS:

AREA TALENT COORDINATOR/TECHNICIAN PRIVELEDGES: THE NAFI SHALL GIVE FULL PRIVILEGES TO THE AREA TALENT COORDINATOR (ATC). THE NAFI SHALL GIVE THE ATC A RATINGS OR EQUIVALENT OF GS-11 OR HIGHER. THE ATC SHALL AGREE TO ALL RULES AND REGULATIONS THAT APPLY TO AN INDIVIDUAL OF THAT STATUS.

THIS IS AN OPTIONAL PROVISION AND THE INCLUSION OF SUCH SHALL BE DETERMINED BY THE ORDERING NAFI.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      Mick Ryan, Pres.
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Mick Ryan

      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      28 OCT 98
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      10/28/98
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              |
                    ----------------    -------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  06
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    06/12/99
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    MICHELE WEISBECKER
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD
    SUITE 230
    HOUSTON  TX  77062


    ATTN:  MICK RYAN
    FAX:  (281) 486-5899

--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
| X |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
|   |      MUTUAL AGREEMENT
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

MODIFICATION ISSUED TO EXTEND THE PERIOD OF PERFORMANCE THROUGH 13 JUN 2000.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      Robert N. Carroll   Vice-President
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Robert N. Carroll
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      4/26/99
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      26 APR 99
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                                 |
                     ------------------    --------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  7
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    02/22/00
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                    --------------------
    AFNAF  PURCHASING  OFFICE
    9504  IH  35  NORTH,  STE  370
    SAN  ANTONIO,  TX  78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED  BY  (IF  OTHER  THAN  ITEM  6)      CODE
                                                    --------------------
    Rhonda Good
    (210) 653-5324

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NiteLife Entertainment
    16055 Space Center Blvd
    Suite 230
    Houston  TX  77062


    Attn: Mick Ryan
    FAX:  281-486-6122
--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/86
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [X]  IS NOT,  [ ] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Effective 22 February 2000, "Assignment of Claims", or payment under this agreement is to be made to:

KBK Financial, Inc.
301 Commerce Street
Suite 2200
Fort Worth TX  76102

This supersedes any previous assignment of claims.




Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR


      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      22 FEB 00
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              1  |   1
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  08
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    05/31/00
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                     --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                                     --------------------
    KAHY HANLEY
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD
    SUITE 230
    HOUSTON  TX  77062


    ATTN: MICK RYAN
    281-486-5899
    FAX:  281-486-6122
--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)| A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (SPECIFY AUTHORITY) THE | | CHANGES SET FORTH IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B.  THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
| X |  C.  THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
           MUTUAL AGREEMENT
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A.  MODIFICATION ISSUED TO EXTEND THE PERIOD OF PERFORMANCE THROUGH TO 13 JUN
    2001.

B.  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      Mick Ryan, President
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Mick Ryan
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      31 MAY 00
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /S/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      31 MAY 00
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              1  |   1
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  09
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    01/01/01
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.
    N/A
--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)
    N/A
--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                     --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                                     --------------------
    CHARLES ELLER
    (210) 657-5804

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD
    SUITE 230
    HOUSTON  TX  77062


--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)|  A. THIS  CHANGE  ORDER  IS  ISSUED PURSUANT TO: (SPECIFY AUTHORITY)  THE
|   |     CHANGES  SET  FORTH  IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B. THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
| X |  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

          CHANGES CLAUSE OF BASIC CONTRACT AMD NITELIFE LETTER OF 29 NOV 00
          TO RAMSTEIN ENLISTED CLUB
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

a. The OCONUS rate of reimbursement is changed to read $38.00 per hour for the Ramstein/Sembach area only.

b. This change is effective 01 Jan 01 and shall remain in effect while Andy Cyman serves as the area talent coordinator for the Ramstein and Sembach area. Should he depart the area, the rate of reimbursement shall immediately revert to $37.00 per hour for all remaining services to be performed.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James D. Butcher
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      22 JAN 01
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              1  |   1
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  10
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    01/19/01
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.
    N/A
--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)
    N/A
--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                     --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                                     --------------------
    RHONDA GOOD
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD SUITE 230
    HOUSTON  TX  77062

    ATTN:  DOUG BUTCHER

    281-496-5899
    281-486-6122 FAX
--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)|  A. THIS  CHANGE  ORDER  IS  ISSUED PURSUANT TO: (SPECIFY AUTHORITY)  THE
|   |     CHANGES  SET  FORTH  IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
| X |  B. THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
|   |  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [X]  IS NOT,  [ ] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN      COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

EFFECTIVE 19 JANUARY 2001, "ASSIGNMENT OF CLAIMS", OR PAYMENT UNDER THIS AGREEMENT IS TO BE MADE TO:

AEROFUND FINANCIAL INC.
6910 SANTA TERESA BOULEVARD
SAN JOSE, CA 95119

THIS SUPERSEDES ANY PREVIOUS ASSIGNMENT OF CLAIMS.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      James D. Butcher
      Chairman/CEO
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  James D. Butcher
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      29 JAN 01
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      1/26/01
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243

               AMENDMENT  OF  SOLICITATION/MODIFICATION  OF  CONTRACT
================================================================================
                     CONTRACT  ID  CODE    PAGE  OF  PAGES
                                              1  |
                     ------------------    ---------------

2.  AMENDMENT  MODIFICATION  NO.
    MOD  11
--------------------------------------------------------------------------------
3.  EFFECTIVE  DATE
    05/01/01
--------------------------------------------------------------------------------
4.  REQUISITION/PURCHASE  REQ.NO.

--------------------------------------------------------------------------------
5.  PROJECT  NO.  (IF  APPLICABLE)

--------------------------------------------------------------------------------
6.  ISSUED  BY                                   CODE
                                                     --------------------
    AFNAF PURCHASING OFFICE
    9504 IH 35 NORTH, STE 370
    SAN ANTONIO, TX 78233-6636
--------------------------------------------------------------------------------
7.  ADMINISTERED BY (IF OTHER THAN ITEM 6)       CODE
                                                     --------------------
    KATHY HANLEY
    (210) 652-6931

--------------------------------------------------------------------------------
8.  NAME  AND  ADDRESS  OF CONTRACTOR (NO., STREET, COUNTRY, STATE AND ZIP CODE)

    NITELIFE ENTERTAINMENT
    16055 SPACE CENTER BLVD SUITE 230
    HOUSTON  TX  77062

    ATTN:  DOUG BUTCHER

    281-496-5899/281-486-6122 FAX
--------------------------------------------------------------------------------
CODE                             |  FACILITY  CODE
--------------------------------------------------------------------------------
|(X)|  9A.   AMENDMENT  OF  SOLICITATION  NO.
|   |
--------------------------------------------------------------------------------
|   |  9B.   DATED  (SEE  ITEM  11)
|   |
--------------------------------------------------------------------------------
|   |  10A.  MODIDFICATION  OF  CONTRACT/ORDER  NO.
|   |        F41999-96-D-6183
| X |  -------------------------------------------------------------------------
|   |  10B.  DATED  (SEE  ITEM  13)
|   |        07/08/96
--------------------------------------------------------------------------------

            11.  THIS  ITEM  ONLY  APPLIES  TO  AMENDMENTS  OF  SOLICITATIONS
--------------------------------------------------------------------------------
[  ]  THE  ABOVE  NUMBERED  SOLICITATION IS AMENDED AS SET FORTH IN ITEM 14. THE
HOUR  AND  DATE  SPECIFIED  FOR  RECEIPT  OF  OFFERS
             [  ]  IS  EXTENDED    [  ]  IS  NOT  EXTENDED.
OTHERS MUST ACKNOWLEDGE RECEIPT OF THIS AMENDMENT PRIOR TO THE HOUR AND DATE SPECIFIED IN THE SOLICITATION OR AS AMENDED, BY ONE OF THE FOLLOWING METHODS:

(A)  BY COMPLETING ITEMS 8 AND 15, AND RETURNING        COPIES OF THE AMENDMENT;
                                                -------
(B) BY ACKNOWLEDGING RECEIPT OF THIS AMENDMENT ON EACH COPY OF THE OFFER SUBMITTED; OR (C) BY SEPARATE LETTER OR TELEGRAM WHICH INCLUDES A REFERENCE TO THE SOLICITATION AND AMENDMENT NUMBERS. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. IF BY VIRTUE OF THIS AMENDMENT YOU DESIRE TO CHANGE AN OFFER ALREADY SUBMITTED, SUCH CHANGE MAY BE MADE BY TELEGRAM OR LETTER, PROVIDED EACH TELEGRAM OR LETTER MAKES REFERENCE TO THE SOLICITATION AND THIS AMENDMENT, AND IS RECEIVED PRIOR TO THE OPENING HOUR AND DATE SPECIFIED.
--------------------------------------------------------------------------------
12.  ACCOUNTING  AND  APPROPRIATION  DATA  (IF  REQUIRED)

--------------------------------------------------------------------------------
13.  THIS  ITEM  APPLIES  ONLY  TO  MODIFICATIONS  OF  CONTRACTS/ORDERS,
     IT  MODIFIES  THE  CONTRACT/ORDER  NO.  AS  DESCRIBED  IN  ITEM  14
--------------------------------------------------------------------------------
|(X)|  A. THIS  CHANGE  ORDER  IS  ISSUED PURSUANT TO: (SPECIFY AUTHORITY)  THE
|   |     CHANGES  SET  FORTH  IN ITEM 14 ARE MADE IN CONTRACT ORDER NO. IN ITEM
|   |     10A.
--------------------------------------------------------------------------------
|   |  B. THE  ABOVE  NUMBERED  CONTRACT/ORDER  IS  MODIFIED  TO  REFLECT THE
|   |     ADMINISTRATIVE  CHANGES  (SUCH AS CHANGES PAYING OFFICE, APPROPRIATION
|   |     DATE,  ETC.)  SET  FORTH  IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR
|   |     43.103(B).
--------------------------------------------------------------------------------
| X |  C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
          MUTUAL AGREEMENT
--------------------------------------------------------------------------------
|   |  D.  OTHER  (SPECIFY  TYPE  OF  MODIFICATION  AND  AUTHORITY)
--------------------------------------------------------------------------------
E.  IMPORTANT:  CONTRACTOR  [ ]  IS NOT,  [X] IS REQUIRED TO SIGN THIS DOCUMENT
                AND  RETURN  1   COPIES  TO  THE  ISSUING  OFFICE.
                           -----
--------------------------------------------------------------------------------
14. DESCRIPTION OF AMENDMENT/MODIFICATION (organized by UCF section headings, including solicitation/contract subject matter where feasible.)

A.  MODIFICATION ISSUED TO EXTEND THE PERIOD OF PERFORMANCE TO 13 JUN 02.

B. THE CONUS RATE FOR NEW USERS/INSTALLATIONS IS $38.00 PER HOUR AND OCONUS RATE FOR USERS/INSTALLATIONS IS $41.00 PER HOUR.

C.  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.



Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
--------------------------------------------------------------------------------
15A.  NAME  AND  TITLE  OF  SIGNER  (Type  or  print)

      Robert N. Carrol  President
--------------------------------------------------------------------------------
15B.  CONTRACTOR/OFFEROR

      /s/  Robert N. Carroll
      --------------------------------------------
      (SIGNATURE  OF  PERSON  AUTHORIZED  TO  SIGN)
--------------------------------------------------------------------------------
15C.  DATE  SIGNED

      05/08/01
--------------------------------------------------------------------------------
16A.  NAME  AND  TITLE  OF  CONTRACTING  OFFICER  (TYPE  OR  PRINT)

      CHARLES  E.  ELLER
      CONTRACTING  OFFICER
--------------------------------------------------------------------------------
16B.  UNITED  STATES  OF  AMERICA

 BY   /s/  Charles E. Eller
      ----------------------------------------
      (SIGNATURE  OF  CONTRACTING  OFFICER)
--------------------------------------------------------------------------------
16C.  DATE  SIGNED

      4 MAY 01
--------------------------------------------------------------------------------
                                                    STANDARD FORM 30 (REV.10-83)
                                                    PRESCRIBED BY GSA
                                                    FAR (48 CFR) 53.243